UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2023

TXO Energy Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-41605	32-0368858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West 7th Street, Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

(817) 334-7800

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	TXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Closing of Initial Public Offering of Common Units

On January 31, 2023, TXO Energy Partners, L.P., a Delaware limited partnership (formerly known as MorningStar Partners, L.P., the “Partnership”), completed its initial public offering (the “Offering”) of 5,000,000 common units representing limited partner interests in the Partnership (“Common Units”), at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-268424) (the “Registration Statement”), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on November 17, 2022. The material provisions of the Offering are described in the prospectus, dated January 26, 2023, filed with the Commission on January 27, 2023, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Underwriting Agreement

On January 26, 2023, the Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Partnership, TXO Energy GP, LLC, a Delaware limited liability company (the “General Partner”), MorningStar Oil & Gas, LLC, a Delaware limited liability company, and Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale by the Partnership, and purchase by the Underwriters, of the Common Units. Pursuant to the Underwriting Agreement, the Partnership also granted the Underwriters an option for a period of 30 days to purchase up to an additional 750,000 common units on the same terms. The material terms of the Offering are described in the Prospectus. The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Partnership has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, and to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The Offering closed on January 31, 2023. The Partnership received proceeds (net of underwriting discounts, structuring fees and estimated offering expenses) from the Offering of approximately $88.0 million. As described in the Prospectus, the Partnership intends to use the net proceeds from the Offering to pay down a portion of its debt outstanding on its revolving credit facility.

As more fully described under the caption “Underwriting” in the Prospectus, certain of the Underwriters or their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Partnership or its affiliates.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Contribution Agreement

In connection with the closing of the Offering and pursuant to the Contribution and Exchange Agreement entered into by and among the Partnership, MorningStar Oil & Gas, LLC, MorningStar Partners II, L.P., a Delaware limited partnership (“MSP II”) and the Limited Partners party thereto (as defined in the Sixth Amended and Restated Limited Partnership Agreement of MorningStar Partners, L.P.) on January 31, 2023 (the “Contribution Agreement”), each of the existing holders of common units in the Partnership contributed all of the outstanding equity interests in the Partnership to MSP II in exchange for equity interests in MSP II that are identical to the equity interests owned in the Partnership (the “Contribution”). As a result, immediately following the Contribution and immediately prior to the offering all of the Partnership’s equity interests were held by MSP II.

As of the closing of the Offering, MSP II owns 25,000,000 common units (the “MSP II Common Units), representing an approximate 83% limited partner interest in the Partnership.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On January 31, 2023, the General Partner and the Partnership entered into indemnification agreements (the “Indemnification Agreements”) with each of the directors and executive officers of the General Partner. The Indemnification Agreements require the General Partner and the Partnership to indemnify these individuals to the fullest extent permitted by the Certificate of Formation of the General Partner, the Partnership Agreement, the First Amended and Restated Limited Liability Company Agreement of the General Partner and any applicable law against expenses incurred as a result of any proceeding in which they are involved by reason of their service to the Partnership and, if requested, to advance expenses incurred as a result of any such proceeding.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of the Indemnification Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

2023 Long-Term Incentive Plan

In connection with the Offering, the board of directors of the Partnership adopted the TXO Energy Partners, L.P. 2023 Long-Term Incentive Plan (the “LTIP”) for officers, directors, and employees of the General Partner and its affiliates and any consultants, affiliates of the General Partner or other individuals who perform services for the Partnership. The purpose of the LTIP is to promote the interests of the Partnership and the General Partner by providing incentive compensation awards to employees, consultants and directors to encourage superior performance. The Partnership reserved 2,000,000 Common Units for issuance pursuant to and in accordance with the LTIP.

The LTIP provides for the grant, from time to time at the discretion of the board of directors of the General Partner (the “Board”), as applicable, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. Common units cancelled or forfeited will be available for delivery pursuant to other awards. The LTIP will be administered by the compensation committee of the General Partner or, if none, the Board or such committee of the Board, if any, as may be appointed by the Board.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 under “Contribution Agreement” and under Item 8.01 is incorporated herein by reference. The referenced issuances did not involve any underwriters, underwriting discounts or commissions, or any public offering and we believe such issuances are exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and/or Regulation D promulgated thereunder. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective January 31, 2023, Phillip R. Kevil and William (“Bill”) H. Adams III were appointed as members of the Board. Mr. Kevil was appointed as a member of the Board’s Audit Committee, Conflicts Committee and Compensation Committee. Mr. Adams was also appointed as a member of the Board’s Audit Committee, Conflicts Committee and Compensation Committee, and will serve as the chair of the Board’s Compensation Committee. There are no familial relationships of either Mr. Kevil or Mr. Adams that would require disclosure pursuant to Item 401(d) of Regulation S-K. There are no arrangements or understandings between Mr. Kevil or Mr. Adams, respectively, and any other persons pursuant to which either Mr. Kevil or Mr. Adams was selected as a director. Neither Mr. Kevil nor Mr. Adams has any direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K.

In connection with their appointment to the Board, each of Mr. Kevil and Mr. Adams entered into an Indemnification Agreement with the Partnership and the General Partner, the form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. A description of the Indemnification Agreement is contained above.

The following compensation will be provided to Messrs. Kevil and Adams:

•	an annual 2023 LTIP grant covering Common Units valued at $60,000; and

•	an additional annual 2023 LTIP grant covering Common Units valued at $30,000 for service as the chair of any standing committee.

2023 Long-Term Incentive Plan

The description of the LTIP provided above under Item 1.01 is incorporated herein by reference.

Phantom Unit Grants

In connection with the adoption of the LTIP, the Board adopted forms of phantom unit agreements for the Partnership’s directors and executives (the “Phantom Unit Agreements”) allowing for the award of Phantom Units (as defined in the Phantom Unit Agreements) pursuant to the LTIP and approved the issuance of Phantom Unit awards to the Partnership’s directors, executives and certain employees under the LTIP pursuant to the terms of the Phantom Unit Agreements. The Phantom Units will vest on the one-year anniversary of the grant for the directors, and will vest in one-third increments on each of the first three anniversaries of the pricing date of the Offering for all other recipients, provided that the recipient remains employed through the anniversary date and will be settled in common units as soon as reasonably practicable after the vesting date.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Phantom Unit Award Agreements, which are filed as Exhibit 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Limited Partnership of TXO Energy Partners, L.P.

Effective January 31, 2023, in connection with the closing of the Offering, the Certificate of Limited Partnership of MorningStar Partners, L.P. was amended and restated in order to (i) change the name of the Partnership to TXO Energy Partners, L.P. and (ii) designate the General Partner as the general partner of the Partnership (the “Amended and Restated Certificate of Limited Partnership”).

The Amended and Restated Certificate of Limited Partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Seventh Amended and Restated Agreement of Limited Partnership of TXO Energy Partners, L.P.

On January 31, 2023, in connection with the closing of the Offering, the Sixth Amended and Restated Limited Partnership Agreement of MorningStar Partners, L.P. was amended and restated by the Seventh Amended and Restated Agreement of Limited Partnership of TXO Energy Partners, L.P. (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and is incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Prior to and in connection with the closing of the Offering, the Partnership entered into a series of reorganization transactions pursuant to which all of the Partnership’s Series 5 preferred units were exchanged for its common units. Prior to and in connection with the closing of the Offering, the Partnership then effected a one-for-25.33 reverse unit split of its common units. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement dated January 26, 2023, by and among TXO Energy Partners, L.P. (formerly known as MorningStar Partners, L.P.), MorningStar Oil & Gas, LLC, TXO Energy GP, LLC and Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated, as representatives of the underwriters named therein.

3.1	Amended and Restated Certificate of Limited Partnership of MorningStar Partners, L.P., effective as of January 31, 2023.

3.2	Seventh Amended and Restated Agreement of Limited Partnership of TXO Energy Partners, L.P., dated as of January 31, 2023.

10.1	Contribution and Exchange Agreement, dated January 31, 2023, by and among TXO Energy Partners, L.P., MorningStar Oil & Gas, LLC, MorningStar Partners II, L.P. and the Limited Partners party thereto.

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to Amendment No. 1 to MorningStar Partner L.P.’s Registration Statement on Form S-1, filed on January 18, 2023, File No. 333-268424).

10.3	TXO Energy Partners, L.P. 2023 Long-Term Incentive Plan.

10.4	Form of 2023 Long-Term Incentive Plan Phantom Unit Agreement (Directors) (incorporated by reference to Exhibit 10.4 to Amendment No. 1 to MorningStar Partner L.P.’s Registration Statement on Form S-1, filed on January 18, 2023, File No. 333-268424).

10.5	Form of 2023 Long-Term Incentive Plan Phantom Unit Agreement (Executives) (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to MorningStar Partner L.P.’s Registration Statement on Form S-1, filed on January 18, 2023, File No. 333-268424).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXO Energy Partners, L.P.

	By:	TXO Energy GP, LLC
its general partner

Dated: January 31, 2023	By:	/s/ Brent W. Clum
		Name:	Brent W. Clum
		Title:	President of Business Operations and Chief Financial Officer